VK-LEA-SUMSUP-1 052013
Summary Prospectus Supplement dated May 20, 2013
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y Shares of the Fund listed below:
Invesco Leaders Fund
The Fund will limit public sales of its shares to new investors, effective as of the open of business on May 31, 2013. Shares of the Fund are available for purchase until the close of business on May 30, 2013. All shareholders who have invested in the Fund prior to May 31, 2013 and remain invested in the Fund may continue to make additional investments. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
VK-LEA-SUMSUP-1 052013